EXHIBIT 10.82

PGRT EQUITY LLC

(Second Lender)

to

WELLS FARGO BANK, N.A., as trustee for the registered holders of

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1

(First Lender)

AMENDED AND RESTATED SUBORDINATION AND STANDSTILL AGREEMENT

Dated: As of December 29, 2006

PROPERTY LOCATION:

Permanent Tax Identification Numbers: 08-16-100-034, 08-16-100-035, and 08-16-100-036

1701 Golf Road

Rolling Meadows, Cook County, Illinois

DOCUMENT PREPARED BY AND WHEN RECORDED RETURN TO:

WINSTEAD SECHREST & MINICK P.C.

5400 Renaissance Tower

1201 Elm Street

Dallas, Texas 75270

Attention: Christopher T. Nixon, Esq.

AMENDED AND RESTATED SUBORDINATION AND STANDSTILL AGREEMENT

NOTICE: THIS SUBORDINATION AND STANDSTILL AGREEMENT RESULTS IN YOUR LIEN IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER LIEN INSTRUMENT.

THIS AMENDED AND RESTATED SUBORDINATION AND STANDSTILL AGREEMENT (this “Agreement”), executed on December 28, 2006, but to be effective as of December 29, 2006, is made by PGRT EQUITY LLC, a Delaware limited liability company (hereinafter referred to as the “Second Lender”), for the benefit of WELLS FARGO BANK, N.A., as trustee for the registered holders of COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1 (hereinafter referred to as the “First Lender”).

RECITALS:

A.           Continental Towers Associates III, LLC, a Delaware limited liability company (“Owner”), has executed an Amended and Restated Mortgage and Security Agreement (“Second Priority Borrower Mortgage”), to be recorded in the Deed of Trust Records of Cook County, Illinois, covering the real property more particularly described on Exhibit ”A” attached hereto and by this reference made a part hereof together with all Improvements thereon and rights associated therewith (collectively, “Borrower Property”), to secure a promissory note (“Second Note”) in the original principal amount of $46,701,459.00 in favor of Second Lender, evidencing a second mortgage loan (“Second Loan”).

B.           Concurrently with the execution of this Agreement, Owner has executed a promissory note (as the same may be hereafter amended, extended, restated or otherwise modified from time to time, the “First Note”) in the original principal amount of $41,400,000.00, dated December 29, 2006, in favor of First Lender, payable with interest and upon the terms and conditions described therein, evidencing a first mortgage loan (“First Loan”), which First Note is secured by an Amended and Restated Mortgage, Security Agreement and Fixture Financing Statement dated December 29, 2006 (as the same may be hereafter amended, extended, restated or otherwise modified from time to time, the “First Priority Borrower Mortgage”), intended to be recorded contemporaneously with the recording of this Agreement in the Deed of Trust records of Cook County, Illinois.

C.           The First Note is also secured by that certain Amended and Restated Mortgage, Security Agreement and Fixture Financing Statement dated as of even date herewith (“First Priority Other Mortgage”), executed by Continental Towers, L.L.C., a Delaware limited liability company (“Other Borrower”), in favor of First Lender, and to be recorded in the Deed of Trust Records of Cook County, Illinois, covering the real property more particularly described on Exhibit ”B” attached hereto and by this reference made a part hereof together with all Improvements thereon and rights associated therewith (collectively, “Other Property”) (the Borrower Property and the Other Property are collectively referred to hereinafter as the

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“Property”) (the First Priority Borrower Mortgage and the First Priority Other Mortgage are hereinafter referred to collectively as the “First Mortgage”).

D.           The Second Note is also secured by that certain Amended and Restated Mortgage and Security Agreement dated as of even date herewith (“Second Priority Other Mortgage”), executed by Other Borrower in favor of Second Lender, and to be recorded in the Deed of Trust Records of Cook County, Illinois, covering the Other Property (the Second Priority Borrower Mortgage and the Second Priority Other Mortgage are referred to collectively as the “Second Mortgage”).

E.            In consideration of the making of the First Loan to Owner by the First Lender, Second Lender is willing to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, it is hereby declared, understood and agreed as follows:

1.	Definitions.

(a)          “Bankruptcy Code” means Title 11, United States Code, as amended from time to time, any successor statute thereto, and any rules promulgated pursuant thereto.

(b)          “Enforcement Action” means the commencement of any foreclosure proceeding, the exercise of any statutory power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, or the exercise of any remedies with respect to, the Property or any portion thereof.

(c)          “First Loan Documents” means the First Mortgage, the First Note, and any other documents, agreements or instruments now or hereafter executed and delivered by or on behalf of the Owner in connection with the First Loan, including, without limitation, any documents, agreements or instruments hereafter executed and delivered by or on behalf of the Owner in connection with any refinancing of the First Loan, as any of the same may be from time to time be amended, extended, restated or otherwise modified.

(d)          “Second Loan Documents” means the Second Mortgage, Second Note, and any other documents, agreements or instruments now or hereafter executed and delivered by or on behalf of the Owner in connection with the Second Loan, as any of the same may be from time to time amended, extended, restated or otherwise modified.

2.            Effectiveness of Agreement. This Agreement shall be effective immediately upon the execution hereof by the parties hereto.

3.            Certifications by Second Lender. Second Lender hereby certifies, represents and warrants to First Lender that the following information is true, correct and complete as of the date hereof:

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(a)          The Second Loan Documents constitute each and all of the Second Loan Documents and there are no other documents, agreements or instruments in effect between Owner and the Second Lender or other parties amending, modifying or being in effect relative thereto;

(b)	Second Lender is the present holder of the Second Note;
(c)	The current unpaid balance of the Second Loan is $46,701,459.00;

(d)          There are no past due payments under the Second Note, nor does there exist any breach of any of the terms and provisions of any of the Second Loan Documents; and

(e)          Second Lender has provided to First Lender true, correct and complete copies of the Second Loan Documents (which are Amended and Restated versions of the documents previously evidencing the Second Loan) and such instruments have not been amended, modified, assigned or superseded whatsoever.

4.            Priority of Mortgage and Payments. Notwithstanding the time of the recording of the First Mortgage or the Second Mortgage, and notwithstanding anything to the contrary whatsoever contained in any of the Second Loan Documents or the Second Mortgage, the Second Mortgage and the Second Loan Documents, as well as all of the Second Lender’s rights and remedies under the Second Loan Documents (including, without limitation, all rights, liens and interests in and to the Property), are hereby expressly made fully JUNIOR, SECONDARY, SUBJECT and SUBORDINATE in lien and JUNIOR, SECONDARY, SUBJECT and SUBORDINATE in payment to the First Mortgage (including, without limitation, any future advances by the First Lender pursuant to the First Loan Documents or otherwise taken to protect the Property or the First Lender’s lien thereon or rights thereto), and to all of the First Lender’s rights and remedies under the First Loan Documents and to the Property. In addition, in furtherance of and without limiting the foregoing, the Second Lender agrees that:

(a)          All rights of the Second Lender under the Second Loan Documents in and to the Property and the proceeds thereof (including, without limitation, assignments of leases and rents, whether contained in the Second Mortgage or in a separate collateral assignment thereof, and any rights with respect to insurance proceeds and condemnation awards) shall be expressly subject and subordinate to the rights of the First Lender in and to the Property and the proceeds thereof (including, without limitation, assignments of leases and rents, and any rights with respect to insurance proceeds and condemnation), and to any other expenses incurred under and as permitted, in the First Mortgage;

(b)          The Second Lender hereby agrees that, in the event that the First Lender makes any or all insurance proceeds or condemnation awards to which it is entitled available for the restoration of the Property, any insurance proceeds and condemnation awards to which the Second Lender may be entitled, if any, shall also be made available for the restoration of the Property, and no further action or document shall be necessary to effect the provisions of this paragraph;

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(c)          The Second Lender hereby expressly consents to and authorizes, at the option of the First Lender, the release of all or any portion of the Property from the lien of the First Mortgage, and hereby waives any equitable rights Second Lender might have, as a result of any release of all or any portion of the Property by the First Lender under the First Mortgage, to require that the First Lender marshal the Property in favor of the Second Lender, and further, in the event of any foreclosure, the Second Lender hereby expressly consents to and authorizes, at the option of the First Lender, the sale, whether separately or together, of all or any portion of the Property;

(d)          The Second Lender hereby expressly consents to and authorizes, at the option of the First Lender, the amendment, extension, restatement, refinance, or other modification, in whole or in part, of all or any of the First Loan Documents, including, without limitation, increasing or decreasing the stated principal amount of the First Note, increasing or decreasing the interest rate payable under the First Note or altering any other payment terms under the First Note;

(e)          If the Second Lender shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in the Property, that lien, estate, right or other interest shall be subordinate to the First Mortgage as provided herein;

(f)           During any period that payments from the Owner are being collected pursuant to the First Mortgage for the purpose of escrowing for (i) taxes, assessments or other charges imposed on the Property or any portion thereof, (ii) insurance premiums due on the insurance policies required under the First Mortgage or Second Mortgage, or (iii) any other purpose, the Second Lender shall not exercise any of its rights under the Second Mortgage to require any such escrow;

(g)          The Second Lender hereby agrees that Second Lender shall not agree to, and the Second Mortgage shall not be deemed to evidence approval by the First Lender of, any further encumbrance on the Property or any increases in the amount secured by the Second Mortgage;

(h)          No modification, amendment, or assignment of the Second or any of the other Second Loan Documents shall be binding unless the First Lender shall have consented in writing to such modification, amendment, or assignment;

(i)           If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) shall be received by the Second Lender (i) out of or in connection with the Property in contravention of the terms of this Agreement, (ii) before the then-outstanding monthly payment due under the First Loan and all monthly operating expenses for the Property shall have been paid in full or (iii) during such time as an Event of Default has occurred and is continuing under the First Loan Documents, such payment, distribution or security shall not be commingled with any asset of the Second Lender, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the First Lender or its representative, for application to the payment of any amounts due and payable under the First Loan and monthly operating expenses for the Property, until all payments then

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due and payable under the First Loan and all monthly operating expenses for the Property shall have been paid in full. Without limiting the foregoing, Second Lender hereby confirms that no interest, principal or other payments of any sort whatsoever are to be due and payable pursuant to the Second Loan Documents except for all amounts in Borrower’s bank account each month after all monthly payments due under the First Loan and all monthly operating expenses for the Property have been paid in full;

(j)           Notwithstanding the subordination of any lease, sublease, license, concession or other occupancy agreement of all or any portion of the Property, the Second Lender shall not, without the consent of the First Lender, disturb the possession of any such tenant or other occupant nor take any action that would terminate any such lease or other agreement or other rights held or granted by third parties with respect to the Property; and

(k)          Second Lender shall give First Lender copies of any written notice whatsoever provided by Second Lender to Owner (or the then owner of the Property or any affiliate thereof) relative to any of the Second Loan, the First Loan or the Property, or any interest therein.

5.            Certain Actions Regarding Second Loan. Until such time as the First Loan shall have been paid in full, together with any and all other amounts which shall be due and payable under the terms of the First Loan Documents, and the Property shall have been reconveyed to Owner, the Second Lender shall not take any of the following actions with respect to the Second Loan without the prior written consent of the First Lender:

(a)          Accelerate all or any portion of the Second Loan or exercise any of its remedies (including, without limitation, any Enforcement Action and indemnity claims) under the Second Mortgage or the other Second Loan Documents;

(b)          Other than as set forth herein, commence any legal proceedings against the Owner or Other Borrower or commence any Enforcement Action;

(c)          Consent to any amendment or modification of the Second Loan Documents, except for an extension of the maturity date of the Second Loan, except to the extent permitted by Section 10 of the First Mortgage;

(d)          Commence or consent to any bankruptcy, insolvency, reorganization or similar proceeding by or against the Owner or Other Borrower;

(e)          Take any action against Owner or Other Borrower, or enforce its rights or remedies under the Second Loan Documents in any manner, which would result in a deficiency judgment or other personal liability against Owner or Other Borrower that would render Owner or Other Borrower insolvent or otherwise leaves Owner or Other Borrower with insufficient funds to satisfy in full the liabilities permitted pursuant to the First Loan Documents or the documents evidencing Other Loan, as applicable; or

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(f)           Transfer any membership interest in Second Lender except to the extent permitted by Section 10(k) of the First Mortgage with respect to Prime Group Realty, L.P., a Delaware limited partnership, the sole member of Second Lender.

Any consent required of the First Lender in this Agreement may be given or withheld in the reasonable discretion of the First Lender, subject to the terms and conditions of Section 10 of the First Mortgage to the extent applicable.

6.	Bankruptcy Issues.

(a)          This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case by or against the Owner under the Bankruptcy Code and all references herein to the Owner shall be deemed to apply to the Owner as a debtor-in-possession and to any trustee in bankruptcy for the estate of the Owner.

(b)          In the event the First Lender is required under any bankruptcy or other law to return to the Owner, the estate in bankruptcy thereof, any third party or any trustee, receiver or other similar representative of the Owner any payment or distribution of assets, whether in cash, property or securities, including without limitation any Property or any proceeds of the Property previously received by the First Lender on account of the First Mortgage (a “Reinstatement Distribution”), then to the maximum extent permitted by law, this Agreement and the subordination of the lien of the Second Mortgage in such Property or proceeds shall be reinstated with respect to any such Reinstatement Distribution. The First Lender shall not be required to contest its obligation to return such Reinstatement Distribution.

(c)          The Second Lender hereby agrees that the Second Lender shall not make any election, give any consent, file any motion or take any other action in any case by or against the Owner under the Bankruptcy Code without the prior written consent of the First Lender which consent shall not be unreasonably withheld or delayed, except that Second Lender shall have the right to file proofs of claim and to make other filings necessary to protect the priority and effectiveness of the Second Mortgage provided that any such filings shall in no manner adversely affect the lien of the First Mortgage or any of First Lender’s rights and remedies under any of the documents evidencing the First Loan. The Second Lender hereby appoints the First Lender as its agent, and grants to the First Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the Second Lender in connection with any case by or against the Owner under the Bankruptcy Code, including without limitation, the right to vote to accept or reject a plan, to file a claim, to make any election under section 1111(b) of the Bankruptcy Code with respect to the Second Mortgage and to file a motion to modify the automatic stay with respect to the Second Mortgage. Without in any way limiting the generality of Paragraph 9 hereof, the Second Lender hereby agrees that, upon the request of the First Lender, the Second Lender shall each do, execute, acknowledge and deliver to the First Lender all and every such further acts, deeds, conveyances and instruments as the First

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Lender may request for the better assuring and evidencing of the foregoing appointment and grant.

7.            Approvals and Waivers of Second Lender. Second Lender declares, agrees and acknowledges, as follows:

(a)          Second Lender consents to and approves all provisions of the First Note, the First Mortgage, and each of the First Loan Documents.

(b)          Second Lender intentionally and unconditionally waives, relinquishes and subordinates the lien or charge of the Second Mortgage in favor of the lien or charge upon the Property of the First Mortgage in accordance with the foregoing and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

8.            Further Assurance. The Second Lender hereby agrees that, within five (5) business days after request by the First Lender, the Second Lender shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances and instruments, in recordable form, as the First Lender may reasonably request for the better assuring and evidencing of the foregoing subordinations and agreements.

9.            Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

10.          Entire Agreement. This Agreement shall be the whole and only agreement with regard to the subordination of the lien or charge of the Second Mortgage to the lien or charge of the First Mortgage, and shall supersede and cancel, but only insofar as would affect the priority between the deeds of trust herein specifically described, any prior agreements as to such subordination, including, but not limited to, those provisions, if any, contained in the Second Mortgage, which provide for the subordination of the lien or charge to another deed or deeds of trust or to another mortgage or mortgages.

11.          Notices. All notices, demands, requests and other communications made hereunder shall be in writing and shall be properly given and deemed delivered on the date of delivery if sent by personal delivery or nationally recognized overnight courier and on the third business day following mailing if sent by certified or registered mail, postage prepaid, return receipt requested, as follows:

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If to First Lender:	Wells Fargo Bank, N.A., as trustee for the registered holders of Cobalt CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

c/o CWCapital LLC

One Charles River Place

63 Kendrick Street

Needham, Massachusetts 02494

Attention: Legal Division

Telecopier:	(781) 707-9397
Re:	Continental Towers,

Rolling Meadows, Cook County, Illinois

With copies to:	Wells Fargo Bank, N.A., as trustee for the registered holders of Cobalt CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

c/o CWCapital LLC

One Charles River Place

63 Kendrick Street

Needham, Massachusetts 02494

Attention: Loan Administration

Telecopier:	(781) 707-9498
Re:	Continental Towers,

Rolling Meadows, Cook County, Illinois

If to Second Lender:	PGRT Equity LLC

c/o Prime Group Realty, L.P.

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attention: James Hoffman

PGRT Equity LLC

c/o Prime Group Realty, L.P.

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attention: Jeffrey Patterson

With copies to:	Winston & Strawn LLP

35 W. Wacker Drive

Chicago, Illinois 60601-9703

Attention: Christine Graff

or to such other addresses as any party hereto may request by notice served as required hereunder.

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12.          Changes to this Agreement. This Agreement may not be changed, terminated or modified except by an agreement in writing, signed by each of the parties hereto.

13.          No Third-Party Beneficiary. No person or entity (including, without limitation, the Owner) is intended to be a third-party beneficiary of, and no one other than the First Lender and the Second Lender and their respective successors and assigns shall have any rights under, this Agreement.

14.          Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the First Lender, the Second Lender and their respective successors and assigns.

15.          Amendment and Restatement. This Amended and Restated Subordination and Standstill Agreement, together with that certain Amended and Restated Subordination and Standstill Agreement of even date hereof executed by First Lender and Second Lender in connection with the First Priority Other Mortgage and the Second Priority Other Mortgage, shall amend, restate, and replace in its entirety that certain Subordination and Standstill Agreement executed by CWCapital LLC, a Massachusetts limited liability company (“CWC”) and Second Lender, dated as of November 21, 2006, and recorded at Document Number 0633134006 in the Cook County, Illinois Recorder’s Office (the “Original Agreement”). CWC assigned the entirety of its interest in the Original Agreement, the First Mortgage, and the First Loan to First Lender as of December 21, 2006. All terms, conditions and obligations of the Original Agreement shall remain in full force and effect as assigned to First Lender and as amended and restated herein and in the Other Agreement in its entirety, and all rights and remedies provided for therein shall be preserved to First Lender. Nothing contained herein or done pursuant hereto shall affect or be construed to affect the priority of the lien or security interest securing the First Loan (including the First Mortgage) over the priority of other liens, charges, encumbrances or other security interests (including the Second Mortgage). First Lender and Second Lender do hereby confirm, ratify and reaffirm the obligations contained in the Original Agreement, as assigned to First Lender and as amended and restated hereby and by the Other Agreement in its entirety.

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IN WITNESS WHEREOF, Second Lender has executed this Agreement effective as of the date set forth in the first paragraph hereof.

SECOND LENDER:

PGRT EQUITY LLC,
a Delaware limited liability company

By:   PRIME GROUP REALTY, L.P.,
          a Delaware limited partnership,
          its sole member

          By:  PRIME GROUP REALTY TRUST,
         a Maryland Real Estate Investment
         Trust, its general partner

         By:  [s] Paul G. Del Vecchio
         Name:   Paul G. Del Vecchio
         Title:     Senior Vice President -
       Capital Markets

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STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

This instrument was ACKNOWLEDGED before me on December 28, 2006 by PAUL G. DEL VECCHIO, as Senior Vice President - Capital Markets of PRIME GROUP REALTY TRUST, a Maryland Real Estate Investment Trust, as general partner of PRIME GROUP REALTY, L.P., a Delaware limited partnership, as the sole member of PGRT EQUITY LLC, a Delaware limited liability company, on behalf of said limited liability company.

[S E A L]	[s] Joella Malone
Notary Public, State of Illinois

My Commission Expires:

Joella Malone
07/10/09	Printed Name of Notary Public

Exhibit List

Exhibit A - Legal Description

AMENDED AND RESTATED SUBORDINATION AND STANDSTILL AGREEMENT - Acknowledgment Page

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EXHIBIT A

Legal Description

[Intentionally omitted]

AMENDED AND RESTATED SUBORDINATION AND STANDSTILL AGREEMENT - Acknowledgment Page

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